UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Allspring Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
October 31, 2022
Allspring Global Dividend Opportunity Fund (EOD)

The views expressed and any forward-looking statements are as of October 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Global Dividend Opportunity Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Global Dividend Opportunity Fund for the 12-month period that ended October 31, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -14.61%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -24.73%, while the MSCI EM Index (Net) (USD),3 had weaker performance with a decline of 31.03%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4  returned -15.68%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.59%, the Bloomberg Municipal Bond Index6 declined 11.98%, and the ICE BofA U.S. High Yield Index7 fell 11.42%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),8 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring Global Dividend Opportunity Fund

Letter to shareholders (unaudited)
Global volatility eased in December on reports of a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although stocks recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of negative GDP growth (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. house prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund  |  3

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak.  One positive note was the continued resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased, for now, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Global Dividend Opportunity Fund

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Allspring Global Dividend Opportunity Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund's primary investment objective is to seek a high level of current income. The Fund's secondary objective is long-term growth of capital.
Strategy summary	The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI (Net)†. The remaining approximately 20% of the Fund's total assets is allocated to a sleeve consisting of below investment grade (high yield) debt, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA®‡, Harindra de Silva, Ph.D, CFA®‡, Vince Fioramonti, CFA®‡, Chris Lee, CFA®‡, Megan Miller, CFA®‡, Michael J. Schueller, CFA®‡

Average annual total returns (%) as of October 31, 2022[1]
	1 year	5 year	10 year
Based on market value	-11.43	5.18	5.23
Based on net asset value (NAV)	-15.76	3.55	4.75
Global Dividend Opportunity Blended Index[2]	-18.26	4.77	7.02
ICE BofA U.S. High Yield Constrained Index[3]	-11.42	1.89	4.07
MSCI ACWI (Net)	-19.96	5.24	7.98
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended October 31, 2022, was 1.86% which includes 0.37% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Allspring Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed 80% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) and 20% of the ICE BofA U.S. High Yield Constrained Index. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.
[3]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.

†	The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of October 31, 2022[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the Global Dividend Opportunity Blended Index, ICE BofA U.S. High Yield Constrained Index and MSCI ACWI (Net). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Global Dividend Opportunity Fund  |  7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest-rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options. The values of options written or purchased by the Fund will be affected by, among other factors, changes in the values of underlying indices or securities, changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 13.

8  |  Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was -11.43% for the 12-month period that ended October 31, 2022. During the same period, the Fund’s return based on its net asset value (NAV) was -15.76%. Based on both its market value and its NAV return, the Fund outperformed the Global Dividend Opportunity Blended Index for the period.
Global equities moved higher to conclude a strong 2021 before selling off sharply in early 2022.
Global equities moved higher to conclude a strong 2021, supported by robust corporate earnings and consumer spending, COVID-19 reopening momentum, a resilient labor market, and still-accommodative monetary policy. The global economy continued to rebound in early 2022, showing minimal disruption from the Omicron wave of COVID-19. However, the post–Cold War era effectively ended on February 24, when Russia’s invasion of Ukraine triggered the largest European military conflict since World War II.
The fallout from Russia’s aggression disrupted agricultural markets and sparked the worst global energy crisis since 1973. By April, global equity markets began faltering under pressure from elevated inflation overall, surging energy and food prices in particular, aggressive central bank monetary tightening, slowing economic growth, and the ongoing war in Ukraine. Global equities fell into bear market territory during the second quarter of 2022, concluding the MSCI ACWI (Net)'s worst first half of the year since its inception in 1990.
The global pandemic and policy response to the pandemic affected the high-yield market in several ways: higher inflation, tighter monetary policy, higher U.S. Treasury yields, an inverted yield curve (longer-term bonds have a lower yield than short-term bonds), tighter profit margins for many companies, and slower economic growth.
The option overlay* is a short-call strategy written on a portion of the Fund’s global equity allocation. The combined global equity and short option portfolio create a global covered call portfolio. Over the long run, a covered call strategy aims to add yield and lower risk compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down markets and also in above-average volatility environments.
The equity sleeve adapted to market volatility and an improving environment for dividend-paying stocks.
To deliver a higher dividend relative to the benchmark, the equity sleeve has greater exposure to dividend payers and less exposure to growth companies that do not pay dividends. The strong performance of cyclical value provided a favorable environment for dividend-paying stocks, as many companies that suspended dividends in 2020 restored their dividend policy. As inflation metrics have risen, we reduced the strategy’s weighting in industries that are more economically exposed, as growth may be peaking amid central bank tightening. The strategy maintains an overweight in less economically sensitive sectors, such as health care and information technology, where prospects related to cloud computing continue to grow.
Ten largest holdings (%) as of October 31, 2022[1]
Microsoft Corporation	3.40
Apple Incorporated	3.29
ConocoPhillips	2.61
UnitedHealth Group Incorporated	2.58
Devon Energy Corporation	2.28
Bristol-Myers Squibb Company	2.10
Costco Wholesale Corporation	2.01
Shell plc	1.99
Visa Incorporated Class A	1.94
Ares Capital Corporation	1.77
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

*	The option overlay is compared with the option-only returns of the U.S.-based covered call benchmarks, the Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite (BXM) Index and the CBOE S&P 500 2% OTM BuyWrite (BXY) Index. The BXM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXY Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. We adjust the benchmarks to assume 50% written on equity and report only the option return. The unadjusted BXM Index and BXY Index returned -9.97% and -14.15%, respectively, from October 29, 2021, to October 31, 2022. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund  |  9

Performance highlights (unaudited)
Communication services, health care, and energy stocks contributed to relative performance.
The health care sector is typically viewed as a safe haven of quality growth against rising rates and the sector currently trades at a discount on earnings relative to the overall market. Two of the Fund’s health care holdings, AbbVie and Bristol-Myers Squibb, each returned over 30% during the period. Two telecommunications companies, Vodacom Group* (+16%) and Vodafone Group Plc* (+0.45%), held up well as investors sought lower-beta (less-volatile), defensive stocks during the market sell-off. The equity sleeve also benefited from a slight overweight to the energy sector, which was boosted by an oil price shock, supply shortages, and geopolitical turmoil. Devon Energy (+104%) and ConocoPhillips (+74%) benefited from this environment as both companies maintained capital discipline, reported strong earnings, and returned cash to shareholders.
The high-yield sleeve moved up in credit quality, shortened duration, and overweighted energy.
Moving up in quality and shorter in duration contributed to the performance of the Fund's high-yield portfolio during the period. Specifically, limited exposure to credits rated CCC and below avoided some of the most challenged credits in the high-yield universe. A meaningful overweight to the 3-year to 5-year segment of the maturity spectrum coupled with an underweight to 10-plus-year maturities also helped relative performance. A small cash allocation coupled with positions in utilities, media, consumer cyclicals, and technology helped drive excess returns. The high-yield sleeve also increased liquidity and decreased its allocation to floating-rate loans.
At the single-name level, positions in CoreCivic, Royal Caribbean, and Uber aligned the portfolio with growing segments of the U.S. economy. Importantly, avoiding the economic segments and specific issuers most vulnerable to the rapidly changing economic landscape also helped performance.
At the sector and security level, we reduced interest-rate-sensitive bonds, optimized our energy overweight, and applied a bottom-up approach to selecting inflation-sensitive and COVID-19 -affected securities. This defensive positioning during a period of significant change and intense volatility helped boost excess return and helped the high-yield fixed income sleeve outperform its benchmark by about 150 basis points (bps; 100 bps equal 1.00%).
Sector allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Option overlay added value in period of rising volatility.
The overall decline in equity valuation caused option-implied volatilities to substantially increase. The option-implied volatility, as measured by the VIX Index**, increased from 16.26% to 25.88% over the 12-month period, ending above the index’s long-run average. As expected, the option overlay added value to the Fund during the period as equity markets declined and volatility increased.
Consumer staples, financials, and industrials equities detracted from relative performance among equities.
Financials, particularly banks, trended lower over concerns about widening credit spreads and an inverted yield curve. KeyCorp declined 38% since it had been purchased earlier in the year and we sold out of our position in October. ING Group fell by 36% and we sold out of our position in March. L’Oréal, a French cosmetics company, fell 14% over concerns about the impact of China’s renewed COVID-19 lockdowns and rising inflation. We sold out of our L’Oréal position in April due to deteriorating model ranks and an elevated risk of future earnings disappointments. SITC International, a Hong Kong–based cargo freight carrier that was purchased during the year, plummeted 52% as currency volatility and a deteriorating macroeconomic environment created headwinds for many shipping companies.

*	This security was no longer held at the end of the reporting period.
**	The VIX Index is a financial benchmark designed to be an up-to-the-minute market estimate of the expected volatility of the S&P 500® Index, and is calculated by using the midpoint of real-time S&P 500 Index (SPX) option bid/ask quotes. You cannot invest directly in an index.

10  |  Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
Gaming, retail, and pharmaceutical high-yield holdings detracted.
Holdings in gaming, retailers, and pharmaceuticals weighed on the high-yield portion of the Fund during the period. Specifically, Intelsat, QVC, and Bausch Health all underperformed the market and detracted from the portfolio’s performance. Additionally, no exposure to refiners during a period of strong demand for distillates detracted from performance. On average, high-quality double-B holdings detracted from the portfolio’s performance, as did exposure at the very front end the curve.
Leverage impact
The Fund's use of leverage through bank borrowings had a negative impact on total return performance during this reporting period as it magnified losses. As of October 31, 2022, the Fund had approximately 19% in leverage as a percent of total assets.
As the economic cycle matures, we expect global equity markets to emphasize higher-quality companies.
The coordinated monetary and fiscal policy response to the pandemic provided a backstop for 2020–2021’s global economic recovery, but 2022’s growth has stagnated as massive levels of support are unwound across the world. Annualized rates of inflation remain near 40-year highs, forcing developed market central banks to launch an aggressive and synchronized monetary tightening cycle last seen during the early 1980s. Russia’s invasion of Ukraine triggered a European energy crisis, which, coupled with high inflation and rising rates, has only steepened the slowdown in global growth.
It appears that global equities have already priced in a mild recession for many developed economies in early 2023, while some of the more cyclical sectors of the market may be priced for a worse-than-average recession. We expect that for the remainder of 2022 and into 2023, the market will differentiate between firms that can maintain their profit margins and expand market share versus those that cannot. Given the environment of tightening financial conditions and slowing growth, the Fund’s equity team believes it is still prudent to emphasize higher-quality stocks. In addition to our current emphasis on quality, our longstanding focus on strong earnings and inexpensive valuations is presenting selective opportunities within cyclical value stocks.
The path forward will likely be volatile as equity markets will be highly susceptible to geopolitical tensions and changes in monetary policy. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.
Credit quality as of October 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Looking forward, the high-yield team expects ongoing volatility to persist as the Federal Reserve tightens monetary policy in an effort to temper inflation and restore price stability to the U.S. economy. Economic and policy uncertainty are likely to weigh on credit spreads and keep yields high in the near term. However, higher yields tend to create attractive value in the high-yield market to buffer these forces and position portfolios for better returns in the future. Ultimately, we believe that a combination of dynamic sector allocation, strategic curve positioning, and deft navigation of idiosyncratic credit risk will be paramount to generating strong performance.
The option overlay team expects implied volatility to maintain higher levels while investor uncertainty prevails. Higher levels of volatility are expected to present a good opportunity for the option overlay strategy in the Fund.

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Performance highlights (unaudited)
Geographic allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.

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This security was no longer held at the end of the reporting period.

Objective, strategies and risks (unaudited)
Investment objective
The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. The Fund’s investment objectives are non-fundamental policies and may be changed by the Trustees without prior approval of the Fund’s shareholders.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves, equity and high yield. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that offer above-average potential for current and/or future dividends. The remaining 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment-grade (high yield) debt securities, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.
Equity Sleeve. The Fund’s equity sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI Index. Region weights are managed according to Wells Capital Management’s proprietary region classification. We target an overall portfolio dividend yield higher than that of the MSCI ACWI Index. The equity sleeve of the Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. The equity sleeve of the Fund may hold equity securities issued by domestic or foreign issuers, including emerging market issuers. The equity sleeve of the Fund will likely include primarily common stocks, although the Fund may also invest in preferred stocks, and securities convertible into or exchangeable for common stock, such as convertible preferred stocks.
Our approach is to lever the best attributes of quantitative tools and fundamental analysis. Our quantitative model casts a wide net to identify buy and sell candidates in our investment universe. Our fundamental overlay gives us the conviction that we need to build a portfolio that both targets high levels of income while still maintaining a broad-based, well-diversified exposure.
We employ a proprietary, quantitative model to evaluate all companies in the investment universe. The model draws from a factor library containing both cross-sectional and sector-specific factors. It seeks to identify companies that provide attractive dividend yields, but also have favorable quality characteristics and growth potential. The model is comprised of three unique factor groupings: valuation, quality and momentum. The valuation factors identify companies that are undervalued relative to their peers; the quality factors identify companies with strong management and profitability; and the momentum factors identify companies that have market support and positive investor sentiment. The factor composition of the model is reviewed and refreshed each quarter through a dynamic process called re-specification. The process enhances the predictive power of the model by considering recent changes in the underlying drives of stock price movement.
As previously mentioned, the investment approach combines the objectivity and repeatability of quantitative modeling with a qualitative review and validation of every stock that is added to the portfolio. The qualitative review helps us build conviction in the positions that we put into the portfolio by considering data that is more difficult to process and consume systematically in a timely fashion. We use additional sources of information such as news sentiment data, research reports, short interest data and a multitude of other resources to uncover nuances within companies that a traditional systematic strategy may not identify. Through this analysis we seek to verify that the financials driving the quantitative model reflect the true prospects of the business, identify non-quantifiable opportunities and the risks in companies, and avoid value traps (which are ever-present risk in dividend strategies).
Material Changes During the  Fiscal Year: There have been no material changes made to the equity sleeve of the Fund during the fiscal year.
High Yield Sleeve. Under normal market conditions, the Fund allocates approximately 20% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds (including convertible bonds), debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades.
The sleeve will not invest more than 20% of its total assets in convertible instruments (convertible bonds and preferred stocks). The sleeve may invest up to 10% of its total assets in U.S. dollar–denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s

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Objective, strategies and risks (unaudited)
credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the  Fiscal Year: There have been no material changes made to the high yield sleeve of the Fund during the fiscal year.
Option Strategy. The Fund also employs an option strategy in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. The Fund may write covered call options or secured put options on individual securities and/or indexes. The Fund may also purchase call or put options.
The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the equity sleeve’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on our assessment of market conditions, pricing of options, related risks, and other factors. The Fund will limit option writing to an aggregate net notional amount less than the value of the Fund’s equity securities in order to allow the Fund potentially to benefit from capital gains on its equity sleeve. The aggregate net notional amount of the open option positions sold by the Fund will never exceed the market value of the Fund’s equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time we may limit, or temporarily suspend, the option strategy.
We will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund’s equity sleeve. The Fund may write index call options that are “European style” options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are “American style” options, meaning that the options may be exercised at any point up to and including the expiration date. The Fund expects to use primarily listed/ exchange-traded options contracts and may also use unlisted (or “over-the-counter”) options.

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Objective, strategies and risks (unaudited)
We will actively manage the Fund’s options positions using a proprietary quantitative and statistical analysis in an attempt to identify option transactions for the Fund that produce attractive current income for the Fund with appropriate limitations on the potential losses to the Fund from those transactions. We may attempt to preserve for the Fund the potential to realize a portion of any increases in the values of its portfolio securities by writing options that are out-of-the-money (that is, whose strike price is higher than the current market value or level of the underlying index), by limiting the amount of options the Fund writes, and by attempting, through use of quantitative and statistical analysis, to identify options that are likely to provide current income without undue risk of an untimely exercise.
Material Changes During the Fiscal Year: There have been no material changes made to the option sleeve of the Fund during the fiscal year.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund currently utilizes leverage principally through bank borrowings. The Fund may also enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategies employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
Loans. The high yield sleeve of the Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the sleeve invests primarily consist of direct obligations of a borrower. The high yield sleeve of the Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the high yield sleeve of the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of

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Objective, strategies and risks (unaudited)
scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Asset-backed securities: The high-yield sleeve may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities represent participations in and are secured by and payable from assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.
With respect to the high yield sleeve, investments in derivatives are limited to 10% of the sleeve’s total assets in futures and options on securities and indices and in other derivatives. In addition, the sleeve may enter into interest rate swap transactions with respect to the total amount the high yield sleeve is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction.
The high yield sleeve does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the sleeve uses derivatives for non-hedging purposes, no more than 3% of the sleeve’s total assets will be committed to initial margin for derivatives for such purposes. The sleeve may use derivatives for a variety of purposes, including as a hedge against adverse changes in securities market prices or interest rates and as a substitute for purchasing or selling securities.
Futures Contracts. In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return.
Other Investment Companies. The Fund may invest in shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (“ETFs”), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. The Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash

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Objective, strategies and risks (unaudited)
at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that the value of such segregated assets continues to be equal to or greater than the repurchase price. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.
Private Placements. The Fund may invest in private placements and other “restricted” securities. Private placement securities are securities sold in offerings that are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other restricted securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. Delay or difficulty in selling such securities may result in a loss to the Fund.
Securities Lending. The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition,

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Objective, strategies and risks (unaudited)
economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below.  Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Options Risk. The purchaser of an index option written by the Fund has the right to any appreciation in the value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of a call option on an individual security, index, or ETF, the Fund forgoes the opportunity to profit from increases in the market value of the underlying security or the values of securities held by the Fund whose values may be correlated with the securities making up the index or contained within the ETF. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over

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Objective, strategies and risks (unaudited)
time, may lead to erosion in the value of the Fund. As the writer of call options on a security owned by the Fund, the Fund is subject to a loss to the extent the price of the security increases above the sum of the premium and the strike price of the call.
Put options sold by the Fund generally entail risks similar to those relating to call options sold by the Fund, except that the Fund will be required to make payments under those options if the value of the underlying instrument falls below the strike price of the options. The Fund’s use of purchased put options would involve certain risks similar to those of purchased call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the security or index underlying the option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.
When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out the option position. In addition, the hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Unlisted over-the counter options generally do not have as much market liquidity as exchange-traded options and the Fund’s ability to terminate over-the-counter options may be more limited. Such options are also subject to the risk that the counterparty to the transaction becomes insolvent and/or is unwilling or unable to fulfill its obligations. In the event of default, the Fund may be unable to liquidate an over-the counter position.
The values of options written or purchased by the Fund will be affected by, among other factors, changes in the values of underlying indices or securities, changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
Quantitative Model Risk. Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super majority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.

Allspring Global Dividend Opportunity Fund  |  19

Objective, strategies and risks (unaudited)
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities as well as the gains the Fund receives from writing options and using other derivative instruments, selling portfolio securities, and on the interest payments on debt securities held by the Fund, each of which can vary widely over the short and long term. The dividend and interest income from the Fund’s investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders’ income from the Fund. In addition, because of the variable tax treatment of the Fund’s positions in options (mark-to-market treatment for gains or losses from options that qualify as “section 1256 contracts” and short-term capital gain or loss treatment generally for other options), and because of limits on the number of long-term capital gains distributions that the Fund may make in a year, distributions from the Fund may also be variable. There can be no assurance as to any level of short-term or long-term capital gains distributions or as to any ratio of quarterly distributions to capital gain distributions. Moreover, because it will not be possible to determine the nature or character of the Fund’s distributions until the end of its taxable year, it is possible that a portion of the Fund’s distributions may constitute returns of capital that are not currently includible in income, but that reduce a shareholder’s tax basis in his or her shares. Further, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments and distribute more in gains in order to satisfy its distribution requirements.
Futures Contracts Risk. There are several risks associated with the use of futures contracts and options on futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. To the extent a futures contract or option on a futures contract is used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in a hedging vehicle and the securities being hedged. In addition, there are significant differences between securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts for securities, including technical influences in futures and options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities,

20  |  Allspring Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)
and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
REIT Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Allspring Global Dividend Opportunity Fund  |  21

Objective, strategies and risks (unaudited)
Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

22  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Common stocks: 99.29%
Australia: 0.58%
Fortescue Metals Group Limited (Materials, Metals & mining)	121,800	$ 1,145,268
Brazil: 3.00%
BB Seguridade Participacoes SA (Financials, Insurance)	538,690	3,096,255
EDP Energias do Brasil SA (Utilities, Electric utilities)	632,984	2,827,014
		5,923,269
Canada: 0.94%
Russell Metals Incorporated (Industrials, Trading companies & distributors)	89,387	1,851,581
China: 2.30%
China Medical System Holding Limited (Health care, Pharmaceuticals)	1,346,000	1,469,520
JD.com Incorporated Class A (Consumer discretionary, Internet & direct marketing retail)	65,000	1,201,519
Postal Savings Bank of China Company Limited Class H (Financials, Banks) 144A	4,046,000	1,876,191
		4,547,230
Finland: 1.33%
Nokia Oyj (Information technology, Communications equipment)	589,500	2,625,657
France: 7.54%
AXA SA (Financials, Insurance)	130,714	3,229,452
BNP Paribas SA (Financials, Banks)	46,491	2,182,144
Capgemini SE (Information technology, IT services)	14,366	2,360,284
Publicis Groupe SA (Communication services, Media)	41,904	2,349,695
Sanofi SA (Health care, Pharmaceuticals)	25,477	2,198,763
Schneider Electric SE (Industrials, Electrical equipment)	20,272	2,569,535
		14,889,873
Germany: 2.54%
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	29,910	2,350,496
Siemens AG (Industrials, Industrial conglomerates)	24,358	2,663,302
		5,013,798
Hong Kong: 0.90%
SITC International Holdings Incorporated (Industrials, Marine)	1,084,000	1,775,906
Indonesia: 1.16%
PT Telekomunikasi Indonesia Persero Tbk (Communication services, Diversified telecommunication services)	8,159,300	2,296,479
Ireland: 3.07%
Accenture plc Class A (Information technology, IT services)	12,125	3,442,288
nVent Electric plc (Industrials, Electrical equipment)	72,034	2,629,241
		6,071,529
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  23

Portfolio of investments—October 31, 2022

	Shares	Value
Japan: 3.76%
Honda Motor Company Limited (Consumer discretionary, Automobiles)	106,700	$ 2,420,385
ORIX Corporation (Financials, Diversified financial services)	177,925	2,614,520
Sompo Holdings Incorporated (Financials, Insurance)	57,400	2,390,653
		7,425,558
Luxembourg: 0.06%
Intelsat SA (Communication services, Diversified telecommunication services) ‡†	5,407	124,361
Netherlands: 2.58%
Koninklijke KPN NV (Communication services, Diversified telecommunication services)	595,055	1,664,806
Signify NV (Industrials, Electrical equipment) 144A	53,042	1,470,870
Stellantis NV (Consumer discretionary, Automobiles)	146,080	1,972,006
		5,107,682
Singapore: 1.29%
DBS Group Holdings Limited (Financials, Banks)	105,400	2,546,397
South Korea: 2.96%
KB Financial Group Incorporated (Financials, Banks)	71,501	2,411,894
Samsung Electronics Company Limited GDR (Information technology, Technology hardware, storage & peripherals)	1,544	1,595,724
SK Telecom Company Limited (Communication services, Wireless telecommunication services)	52,223	1,836,760
		5,844,378
Switzerland: 1.23%
TE Connectivity Limited (Information technology, Electronic equipment, instruments & components)	19,942	2,437,511
Taiwan: 0.62%
Taiwan Semiconductor Manufacturing Company Limited ADR (Information technology, Semiconductors & semiconductor equipment)	20,064	1,234,939
United Kingdom: 7.99%
Barratt Developments plc (Consumer discretionary, Household durables)	430,864	1,858,859
Ferguson plc (Industrials, Trading companies & distributors)	14,160	1,544,299
GSK plc (Health care, Pharmaceuticals)	148,809	2,438,306
Man Group plc (Financials, Capital markets)	764,160	1,899,025
Shell plc (Energy, Oil, gas & consumable fuels)	142,210	3,920,596
SSE plc (Utilities, Electric utilities)	128,876	2,299,689
Tesco plc (Consumer staples, Food & staples retailing)	739,784	1,824,874
		15,785,648
United States: 55.44%
AbbVie Incorporated (Health care, Biotechnology) #	22,103	3,235,869
Alphabet Incorporated Class A (Communication services, Interactive media & services) †	31,820	3,007,308
Amazon.com Incorporated (Consumer discretionary, Internet & direct marketing retail) †	32,039	3,282,075
Apple Incorporated (Information technology, Technology hardware, storage & peripherals) #	42,412	6,503,456
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2022

	Shares	Value
United States: (continued)
Ares Capital Corporation (Financials, Capital markets) #	180,287	$ 3,502,976
AT&T Incorporated (Communication services, Diversified telecommunication services) #	178,591	3,255,715
Bank of America Corporation (Financials, Banks) #	75,505	2,721,200
Blackstone Mortgage Trust Incorporated Class A (Financials, Mortgage REITs)	2,664	66,493
Bristol-Myers Squibb Company (Health care, Pharmaceuticals) #	53,638	4,155,336
Bristow Group Incorporated (Energy, Energy equipment & services) †	3,653	109,371
Broadcom Incorporated (Information technology, Semiconductors & semiconductor equipment) #	5,681	2,670,752
C.H. Robinson Worldwide Incorporated (Industrials, Air freight & logistics) #	18,220	1,780,458
ConocoPhillips (Energy, Oil, gas & consumable fuels) #	40,956	5,164,142
Costco Wholesale Corporation (Consumer staples, Food & staples retailing) #	7,929	3,976,394
CVS Health Corporation (Health care, Health care providers & services) #	26,532	2,512,580
Denbury Incorporated (Energy, Oil, gas & consumable fuels) †	887	81,081
Devon Energy Corporation (Energy, Oil, gas & consumable fuels) #	58,244	4,505,173
Elevance Health Incorporated (Health care, Health care providers & services) #	2,957	1,616,799
General Motors Company (Consumer discretionary, Automobiles) #	54,592	2,142,736
Gilead Sciences Incorporated (Health care, Biotechnology) #	37,277	2,924,753
Hillenbrand Incorporated (Industrials, Machinery)	59,967	2,649,342
International Business Machines Corporation (Information technology, IT services)	14,606	2,019,864
Keysight Technologies Incorporated (Information technology, Electronic equipment, instruments & components) †	12,261	2,135,253
KLA Corporation (Information technology, Semiconductors & semiconductor equipment)	7,158	2,265,149
Ladder Capital Corporation (Financials, Mortgage REITs)	7,384	78,787
Louisiana-Pacific Corporation (Materials, Paper & forest products)	40,030	2,267,700
Microsoft Corporation (Information technology, Software)	28,898	6,708,093
NVIDIA Corporation (Information technology, Semiconductors & semiconductor equipment)	11,490	1,550,805
Oaktree Specialty Lending Company (Financials, Capital markets)	376,073	2,482,082
Pfizer Incorporated (Health care, Pharmaceuticals)	59,579	2,773,402
Qualcomm Incorporated (Information technology, Semiconductors & semiconductor equipment)	23,199	2,729,594
Reliance Steel & Aluminum Company (Materials, Metals & mining)	10,816	2,179,208
Simon Property Group Incorporated (Real estate, Equity REITs)	26,512	2,889,278
Starwood Property Trust Incorporated (Financials, Mortgage REITs)	65,969	1,362,920
Sysco Corporation (Consumer staples, Food & staples retailing)	36,924	3,196,141
Target Corporation (Consumer discretionary, Multiline retail)	16,029	2,632,763
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  25

Portfolio of investments—October 31, 2022

	Shares	Value
United States: (continued)
Tesla Motors Incorporated (Consumer discretionary, Automobiles) †	7,450	$ 1,695,173
United Rentals Incorporated (Industrials, Trading companies & distributors) †	5,606	1,769,870
UnitedHealth Group Incorporated (Health care, Health care providers & services)	9,186	5,099,608
Visa Incorporated Class A (Information technology, IT services)	18,523	3,837,225
		109,536,924
Total Common stocks (Cost $188,839,405)		196,183,988

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 19.19%
United States: 19.19%
180 Medical Incorporated (Health care, Health care providers & services) 144A	3.88%	10-15-2029	$200,000	169,000
Aethon United (Energy, Oil, gas & consumable fuels) 144A	8.25	2-15-2026	265,000	269,096
Air Methods Corporation (Health care, Health care providers & services) 144A	8.00	5-15-2025	130,000	67,291
Allied Universal Holdco LLC (Industrials, Commercial services & supplies) 144A	6.00	6-1-2029	355,000	246,476
Allied Universal Holdco LLC (Industrials, Commercial services & supplies) 144A	6.63	7-15-2026	200,000	191,008
Allison Transmission Incorporated (Consumer discretionary, Auto components) 144A	5.88	6-1-2029	150,000	139,875
American Airlines Group Incorporated (Industrials, Airlines) 144A	5.75	4-20-2029	220,000	200,200
Amwins Group Incorporated (Financials, Insurance) 144A	4.88	6-30-2029	250,000	213,710
Aramark Services Incorporated (Industrials, Commercial services & supplies) 144A	6.38	5-1-2025	185,000	183,013
Arches Buyer Incorporated (Materials, Metals & mining) 144A	4.25	6-1-2028	175,000	143,563
Archrock Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.25	4-1-2028	155,000	144,135
Archrock Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.88	4-1-2027	100,000	95,250
AssuredPartners Incorporated (Financials, Insurance) 144A	5.63	1-15-2029	165,000	135,713
Avient Corporation (Materials, Chemicals) 144A	7.13	8-1-2030	70,000	66,939
Bath & Body Works Incorporated (Consumer discretionary, Specialty retail) 144A	9.38	7-1-2025	95,000	98,563
Berry Global Incorporated (Materials, Containers & packaging) 144A	5.63	7-15-2027	310,000	294,020
Blackstone Mortgage Trust Incorporated (Financials, Mortgage REITs) 144A	3.75	1-15-2027	145,000	122,615
Bristow Group Incorporated (Energy, Energy equipment & services) 144A	6.88	3-1-2028	425,000	393,388
Broadstreet Partners Incorporated (Financials, Insurance) 144A	5.88	4-15-2029	400,000	321,029
Buckeye Partners LP (Energy, Oil, gas & consumable fuels)	5.85	11-15-2043	200,000	150,064
Cablevision Lightpath LLC (Communication services, Diversified telecommunication services) 144A	3.88	9-15-2027	145,000	123,284
Cablevision Lightpath LLC (Communication services, Diversified telecommunication services) 144A	5.63	9-15-2028	130,000	103,355
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
United States: 19.19% (continued)
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	4.00%	8-1-2028	$170,000	$ 136,965
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	6.00	5-1-2029	145,000	96,174
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	9.88	8-1-2027	150,000	139,875
Carnival Corporation (Consumer discretionary, Hotels, restaurants & leisure) 144A	10.50	2-1-2026	70,000	68,597
Carnival Holdings Bermuda Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	10.38	5-1-2028	170,000	172,139
CCM Merger Incorporated (Consumer discretionary, Hotels, restaurants & leisure) 144A	6.38	5-1-2026	625,000	570,089
CCO Holdings LLC (Communication services, Media) 144A	4.50	8-15-2030	425,000	344,913
CCO Holdings LLC (Communication services, Media)	4.50	5-1-2032	75,000	59,250
CCO Holdings LLC (Communication services, Media) 144A	5.00	2-1-2028	25,000	22,625
CCO Holdings LLC (Communication services, Media) 144A	5.13	5-1-2027	50,000	46,324
Cedar Fair LP (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.50	5-1-2025	125,000	124,061
Celanese US Holding LLC (Materials, Chemicals)	6.05	3-15-2025	385,000	374,392
Charles River Laboratories Incorporated (Health care, Life sciences tools & services) 144A	4.00	3-15-2031	75,000	63,092
Chemours Company (Materials, Chemicals) 144A	4.63	11-15-2029	220,000	171,600
Cheniere Energy Partners LP (Energy, Oil, gas & consumable fuels)	4.50	10-1-2029	125,000	110,369
CHS Incorporated (Consumer staples, Food products) 144A	5.25	5-15-2030	165,000	114,263
CHS Incorporated (Consumer staples, Food products) 144A	6.00	1-15-2029	10,000	7,423
CHS Incorporated (Consumer staples, Food products) 144A	6.88	4-15-2029	205,000	82,492
Churchill Downs Incorporated (Consumer discretionary, Hotels, restaurants & leisure) 144A	4.75	1-15-2028	145,000	128,139
Ciena Corporation (Information technology, Communications equipment) 144A	4.00	1-31-2030	125,000	105,625
Cinemark USA Incorporated (Communication services, Media) 144A	5.25	7-15-2028	275,000	208,776
Cinemark USA Incorporated (Communication services, Media) 144A	5.88	3-15-2026	75,000	63,136
Cinemark USA Incorporated (Communication services, Media) 144A	8.75	5-1-2025	125,000	125,348
Clarios Global LP (Consumer discretionary, Auto components) 144A	6.25	5-15-2026	125,000	120,938
Clarios Global LP (Consumer discretionary, Auto components) 144A	6.75	5-15-2025	22,000	22,011
Clear Channel Outdoor Holdings (Communication services, Media) 144A	7.50	6-1-2029	300,000	235,815
Clearwater Paper Corporation (Materials, Paper & forest products) 144A	4.75	8-15-2028	20,000	17,456
Cleveland-Cliffs Incorporated (Materials, Metals & mining)	5.88	6-1-2027	85,000	79,050
Clydesdale Acquisition Holdings Incorporated (Materials, Containers & packaging) 144A	8.75	4-15-2030	280,000	246,050
CommScope Technologies LLC (Information technology, Communications equipment) 144A	4.75	9-1-2029	65,000	54,979
CommScope Technologies LLC (Information technology, Communications equipment) 144A	5.00	3-15-2027	100,000	80,961
Cooper Tire & Rubber Company (Consumer discretionary, Auto components)	7.63	3-15-2027	475,000	481,531
CoreCivic Incorporated (Industrials, Commercial services & supplies)	8.25	4-15-2026	475,000	481,947
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  27

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
United States: 19.19% (continued)
CQP Holdco LP (Energy, Oil, gas & consumable fuels) 144A	5.50%	6-15-2031	$340,000	$ 301,750
Crown Cork & Seal Company Incorporated (Materials, Containers & packaging)	7.38	12-15-2026	160,000	161,733
CSC Holdings LLC (Communication services, Media) 144A	4.13	12-1-2030	95,000	74,743
CSC Holdings LLC (Communication services, Media) 144A	4.63	12-1-2030	225,000	161,949
CSC Holdings LLC (Communication services, Media) 144A	5.75	1-15-2030	275,000	210,375
Dave & Buster's Incorporated (Communication services, Entertainment) 144A	7.63	11-1-2025	75,000	74,821
Davita Incorporated (Health care, Health care providers & services) 144A	4.63	6-1-2030	405,000	315,748
DIRECTV Financing LLC (Communication services, Media) 144A	5.88	8-15-2027	170,000	153,102
DISH DBS Corporation (Communication services, Media) 144A	5.75	12-1-2028	200,000	161,250
DT Midstream Incorporated (Energy, Oil, gas & consumable fuels) 144A	4.13	6-15-2029	75,000	64,838
DT Midstream Incorporated (Energy, Oil, gas & consumable fuels) 144A	4.38	6-15-2031	225,000	189,563
Enact Holdings Incorporated (Financials, Thrifts & mortgage finance) 144A	6.50	8-15-2025	540,000	531,954
Encino Acquisition Partners Company (Energy, Oil, gas & consumable fuels) 144A	8.50	5-1-2028	420,000	393,494
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.05	4-1-2045	180,000	130,702
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.38	6-1-2029	345,000	318,504
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.45	6-1-2047	125,000	94,974
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels)	5.60	4-1-2044	200,000	155,915
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels) 144A	5.63	1-15-2028	40,000	38,338
EnLink Midstream Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.50	9-1-2030	170,000	167,025
Enviva Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.50	1-15-2026	758,000	727,847
EQM Midstream Partners (Energy, Oil, gas & consumable fuels) 144A	7.50	6-1-2027	5,000	4,938
EQM Midstream Partners (Energy, Oil, gas & consumable fuels) 144A	7.50	6-1-2030	140,000	136,150
Fair Isaac Corporation (Information technology, Software)	5.25	5-15-2026	140,000	138,558
FirstCash Incorporated (Financials, Consumer finance) 144A	4.63	9-1-2028	95,000	81,761
FirstCash Incorporated (Financials, Consumer finance) 144A	5.63	1-1-2030	140,000	123,409
Ford Motor Company (Consumer discretionary, Automobiles)	3.25	2-12-2032	125,000	93,853
Ford Motor Credit Company LLC (Financials, Consumer finance)	4.39	1-8-2026	475,000	438,277
Ford Motor Credit Company LLC (Financials, Consumer finance)	5.11	5-3-2029	550,000	491,700
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	5.50	5-1-2028	310,000	259,202
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	6.50	10-1-2025	122,000	117,075
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading companies & distributors) 144A	9.75	8-1-2027	34,000	34,615
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
United States: 19.19% (continued)
GAP Incorporated (Consumer discretionary, Specialty retail) 144A	3.88%	10-1-2031	$290,000	$ 200,100
G-III Apparel Group Limited (Consumer discretionary, Textiles, apparel & luxury goods) 144A	7.88	8-15-2025	285,000	269,932
Gray Escrow II Incorporated (Communication services, Media) 144A	5.38	11-15-2031	450,000	361,125
Gray Television Incorporated (Communication services, Media) 144A	4.75	10-15-2030	275,000	217,250
Harvest Midstream LP (Energy, Oil, gas & consumable fuels) 144A	7.50	9-1-2028	150,000	143,808
Hat Holdings LLC (Financials, Diversified financial services) 144A	3.38	6-15-2026	140,000	113,823
Hat Holdings LLC (Financials, Diversified financial services) 144A	6.00	4-15-2025	150,000	143,000
Hawaiian Airlines Incorporated (Industrials, Airlines)	3.90	7-15-2027	169,244	140,269
Hawaiian Brand Intellectual Property Limited (Industrials, Airlines) 144A	5.75	1-20-2026	400,000	368,268
Hess Midstream Operation Company (Energy, Oil, gas & consumable fuels) 144A	5.50	10-15-2030	35,000	31,577
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	5.75	2-1-2029	60,000	54,900
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.00	4-15-2030	30,000	27,165
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.00	2-1-2031	100,000	90,743
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.25	11-1-2028	50,000	47,000
Hilcorp Energy Company (Energy, Energy equipment & services) 144A	6.25	4-15-2032	30,000	27,517
Hilton Domestic Operating Company Incorporated (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.38	5-1-2025	120,000	118,200
HUB International Limited (Financials, Insurance) 144A	5.63	12-1-2029	85,000	72,887
HUB International Limited (Financials, Insurance) 144A	7.00	5-1-2026	60,000	59,250
IQVIA Incorporated (Health care, Health care technology) 144A	5.00	10-15-2026	200,000	190,656
Iron Mountain Incorporated (Real estate, Equity REITs) 144A	4.50	2-15-2031	300,000	242,999
Iron Mountain Incorporated (Real estate, Equity REITs) 144A	5.25	7-15-2030	270,000	232,960
Kinetik Holdings LP Company (Energy, Oil, gas & consumable fuels) 144A	5.88	6-15-2030	140,000	131,344
Ladder Capital Finance Holdings LP (Financials, Thrifts & mortgage finance) 144A	4.25	2-1-2027	155,000	130,178
Ladder Capital Finance Holdings LP (Financials, Thrifts & mortgage finance) 144A	4.75	6-15-2029	105,000	83,577
Ladder Capital Finance Holdings LP (Financials, Thrifts & mortgage finance) 144A	5.25	10-1-2025	265,000	244,391
Lamar Media Corporation (Communication services, Media)	4.00	2-15-2030	90,000	76,420
Lamar Media Corporation (Communication services, Media)	4.88	1-15-2029	150,000	135,705
Level 3 Financing Incorporated (Communication services, Diversified telecommunication services) 144A	3.63	1-15-2029	150,000	114,375
Level 3 Financing Incorporated (Communication services, Diversified telecommunication services) 144A	4.25	7-1-2028	100,000	82,500
LFS TopCo LLC (Financials, Consumer finance) 144A	5.88	10-15-2026	135,000	105,492
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	3.75	1-15-2028	195,000	169,700
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  29

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
United States: 19.19% (continued)
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	5.63%	3-15-2026	$135,000	$ 128,925
Live Nation Entertainment Incorporated (Communication services, Entertainment) 144A	6.50	5-15-2027	255,000	253,626
LPL Holdings Incorporated (Financials, Diversified financial services) 144A	4.38	5-15-2031	245,000	213,386
LSF9 Atlantis Holdings LLC (Consumer discretionary, Multiline retail) 144A	7.75	2-15-2026	220,000	198,518
Macy's Retail Holdings LLC (Consumer discretionary, Multiline retail) 144A	5.88	4-1-2029	145,000	125,228
Macy's Retail Holdings LLC (Consumer discretionary, Multiline retail) 144A	6.13	3-15-2032	30,000	24,926
Match Group Holdings II LLC (Communication services, Media) 144A	5.63	2-15-2029	255,000	225,937
Michaels Companies Incorporated (Consumer discretionary, Specialty retail) 144A	7.88	5-1-2029	170,000	94,775
MPH Acquisition Holdings LLC (Information technology, Software) 144A	5.50	9-1-2028	145,000	125,171
MPH Acquisition Holdings LLC (Information technology, Software) 144A	5.75	11-1-2028	370,000	285,825
MSCI Incorporated (Financials, Capital markets) 144A	4.00	11-15-2029	140,000	121,565
Murphy Oil Corporation (Energy, Oil, gas & consumable fuels)	6.38	7-15-2028	100,000	97,840
Nabors Industries Limited (Energy, Oil, gas & consumable fuels) 144A	7.38	5-15-2027	210,000	206,319
Navient Corporation (Financials, Consumer finance)	5.00	3-15-2027	220,000	185,428
Navient Corporation (Financials, Consumer finance)	5.50	3-15-2029	20,000	15,868
Navient Corporation (Financials, Consumer finance)	5.63	8-1-2033	125,000	88,074
Navient Corporation (Financials, Consumer finance)	5.88	10-25-2024	185,000	178,908
NCL Corporation Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.88	3-15-2026	255,000	208,781
NCL Corporation Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.88	2-15-2027	245,000	218,663
NCL Corporation Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	7.75	2-15-2029	130,000	103,562
NCR Corporation (Information technology, Software) 144A	5.13	4-15-2029	45,000	37,767
NCR Corporation (Information technology, Software) 144A	6.13	9-1-2029	225,000	214,445
Nexstar Broadcasting Incorporated (Communication services, Media) 144A	4.75	11-1-2028	100,000	87,760
Nexstar Broadcasting Incorporated (Communication services, Media) 144A	5.63	7-15-2027	140,000	132,230
NextEra Energy Operating Partners LP (Utilities, Electric utilities) 144A	4.25	7-15-2024	29,000	28,116
NextEra Energy Operating Partners LP (Utilities, Electric utilities) 144A	4.25	9-15-2024	2,000	1,882
NextEra Energy Operating Partners LP (Utilities, Electric utilities) 144A	4.50	9-15-2027	150,000	139,500
NMG Holding Company Incorporated (Consumer discretionary, Specialty retail) 144A	7.13	4-1-2026	235,000	223,304
NortonLifeLock Incorporated (Information technology, Software) 144A	5.00	4-15-2025	245,000	237,754
NSG Holdings LLC (Utilities, Independent power & renewable electricity producers) 144A	7.75	12-15-2025	454,968	445,686
Occidental Petroleum Corporation (Energy, Oil, gas & consumable fuels)	6.45	9-15-2036	625,000	619,988
Oceaneering International Incorporated (Energy, Energy equipment & services)	4.65	11-15-2024	90,000	86,143
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
United States: 19.19% (continued)
Oceaneering International Incorporated (Energy, Energy equipment & services)	6.00%	2-1-2028	$275,000	$ 245,352
OneMain Finance Corporation (Financials, Consumer finance)	5.38	11-15-2029	100,000	82,000
OneMain Finance Corporation (Financials, Consumer finance)	7.13	3-15-2026	125,000	120,375
Oppenheimer Holdings Incorporated (Financials, Capital markets)	5.50	10-1-2025	300,000	289,500
Outfront Media Capital Corporation (Communication services, Media) 144A	4.63	3-15-2030	200,000	165,442
Outfront Media Capital Corporation (Communication services, Media) 144A	5.00	8-15-2027	75,000	67,516
Pattern Energy Operations LP (Energy, Energy equipment & services) 144A	4.50	8-15-2028	575,000	517,105
PECF USS Intermediate Holding III Corporation (Financials, Consumer finance) 144A	8.00	11-15-2029	205,000	137,280
Pediatrix Medical Group (Health care, Health care providers & services) 144A	5.38	2-15-2030	130,000	111,800
PetSmart Incorporated (Consumer staples, Food & staples retailing) 144A	4.75	2-15-2028	125,000	114,111
PG&E Corporation (Utilities, Electric utilities)	5.00	7-1-2028	25,000	22,532
PG&E Corporation (Utilities, Electric utilities)	5.25	7-1-2030	295,000	261,221
PRA Group Incorporated (Financials, Consumer finance) 144A	5.00	10-1-2029	355,000	284,533
QORVO Incorporated (Information technology, Semiconductors & semiconductor equipment) 144A	3.38	4-1-2031	100,000	75,250
QVC Incorporated (Communication services, Media)	4.38	9-1-2028	220,000	159,500
QVC Incorporated (Communication services, Media)	4.75	2-15-2027	185,000	146,564
QVC Incorporated (Communication services, Media)	5.95	3-15-2043	110,000	67,100
Rent-A-Center Incorporated (Consumer discretionary, Specialty retail) 144A	6.38	2-15-2029	340,000	264,870
Rocket Mortgage LLC (Financials, Consumer finance) 144A	2.88	10-15-2026	225,000	187,747
Rocket Mortgage LLC (Financials, Consumer finance) 144A	4.00	10-15-2033	120,000	83,816
Rockies Express Pipeline LLC (Energy, Oil, gas & consumable fuels) 144A	6.88	4-15-2040	220,000	179,608
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.38	7-15-2027	30,000	23,319
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.50	8-31-2026	80,000	65,408
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.50	4-1-2028	150,000	115,500
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	9.25	1-15-2029	155,000	157,325
Royal Caribbean Cruises Limited (Consumer discretionary, Hotels, restaurants & leisure) 144A	11.63	8-15-2027	190,000	182,199
Ryan Specialty Group LLC (Financials, Insurance) 144A	4.38	2-1-2030	50,000	42,750
Sabre GLBL Incorporated (Information technology, IT services) 144A	7.38	9-1-2025	50,000	46,934
Sabre GLBL Incorporated (Information technology, IT services) 144A	9.25	4-15-2025	635,000	614,931
Salem Media Group Incorporated (Communication services, Media) 144A	6.75	6-1-2024	80,000	76,800
Scripps Escrow II Incorporated (Communication services, Media) 144A	3.88	1-15-2029	40,000	33,034
Scripps Escrow II Incorporated (Communication services, Media) 144A	5.38	1-15-2031	525,000	426,563
Scripps Escrow II Incorporated (Communication services, Media) 144A	5.88	7-15-2027	25,000	22,649
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  31

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
United States: 19.19% (continued)
Sealed Air Corporation (Materials, Containers & packaging) 144A	5.00%	4-15-2029	$40,000	$ 36,486
Sealed Air Corporation (Materials, Containers & packaging) 144A	5.50	9-15-2025	180,000	176,400
Select Medical Corporation (Health care, Health care providers & services) 144A	6.25	8-15-2026	200,000	190,647
Service Corporation International (Consumer discretionary, Diversified consumer services)	7.50	4-1-2027	10,000	10,309
Service Properties Trust Company (Real estate, Equity REITs)	4.35	10-1-2024	135,000	123,968
Service Properties Trust Company (Real estate, Equity REITs)	4.95	2-15-2027	150,000	121,434
Service Properties Trust Company (Real estate, Equity REITs)	5.25	2-15-2026	33,000	28,545
Service Properties Trust Company (Real estate, Equity REITs)	7.50	9-15-2025	70,000	68,250
Six Flags Entertainment Company (Consumer discretionary, Hotels, restaurants & leisure) 144A	5.50	4-15-2027	55,000	49,500
Six Flags Entertainment Company (Consumer discretionary, Hotels, restaurants & leisure) 144A	7.00	7-1-2025	83,000	83,812
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	4.75	2-1-2032	155,000	133,796
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	7.75	10-1-2027	55,000	56,577
Southwestern Energy Company (Energy, Oil, gas & consumable fuels)	8.38	9-15-2028	125,000	129,299
Spirit AeroSystems Incorporated (Industrials, Aerospace & defense) 144A	5.50	1-15-2025	395,000	381,175
Spirit AeroSystems Incorporated (Industrials, Aerospace & defense) 144A	7.50	4-15-2025	175,000	170,020
Spirit Loyalty Cayman Limited (Industrials, Airlines) 144A	8.00	9-20-2025	270,000	274,266
SS&C Technologies Incorporated (Information technology, Software) 144A	5.50	9-30-2027	175,000	162,713
Starwood Property Trust Incorporated (Financials, Mortgage REITs) 144A	4.38	1-15-2027	215,000	189,903
Starwood Property Trust Incorporated (Financials, Mortgage REITs)	4.75	3-15-2025	90,000	84,316
Stevens Holding Company Incorporated (Industrials, Machinery) 144A	6.13	10-1-2026	195,000	195,254
Tallgrass Energy Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.00	12-31-2030	145,000	131,257
Tallgrass Energy Partners LP (Energy, Oil, gas & consumable fuels) 144A	6.00	9-1-2031	85,000	75,662
Tenet Healthcare Corporation (Health care, Health care providers & services) 144A	4.88	1-1-2026	150,000	141,750
TerraForm Power Operating LLC (Utilities, Independent power & renewable electricity producers) 144A	4.75	1-15-2030	175,000	157,281
TerraForm Power Operating LLC (Utilities, Independent power & renewable electricity producers) 144A	5.00	1-31-2028	625,000	578,973
TK Elevator US Newco Incorporated (Industrials, Machinery) 144A	5.25	7-15-2027	345,000	309,206
Townsquare Media Incorporated (Communication services, Media) 144A	6.88	2-1-2026	455,000	429,606
TransDigm Group Incorporated (Industrials, Aerospace & defense) 144A	6.25	3-15-2026	100,000	98,641
TransDigm Group Incorporated (Industrials, Aerospace & defense)	6.38	6-15-2026	75,000	72,375
TransDigm Group Incorporated (Industrials, Aerospace & defense)	7.50	3-15-2027	375,000	369,518
Tri Pointe Homes (Financials, Insurance)	5.88	6-15-2024	130,000	127,763
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
United States: 19.19% (continued)
Uber Technologies Incorporated (Industrials, Road & rail) 144A	4.50%	8-15-2029	$245,000	$ 210,014
Uber Technologies Incorporated (Industrials, Road & rail) 144A	8.00	11-1-2026	355,000	356,314
United Wholesale Mortgage LLC (Financials, Diversified financial services) 144A	5.50	11-15-2025	210,000	189,623
US Foods Incorporated (Consumer staples, Food products) 144A	6.25	4-15-2025	125,000	124,399
USA Compression Partners LP (Energy, Energy equipment & services)	6.88	4-1-2026	175,000	167,977
USA Compression Partners LP (Energy, Energy equipment & services)	6.88	9-1-2027	55,000	52,525
Venture Global LNG Incorporated (Energy, Oil, gas & consumable fuels) 144A	3.88	11-1-2033	45,000	36,113
Vistra Corporation (5 Year Treasury Constant Maturity +5.74%) (Utilities, Independent power & renewable electricity producers) 144A±	7.00	12-15-2026	60,000	53,076
Vistra Operations Company LLC (Utilities, Independent power & renewable electricity producers) 144A	4.38	5-1-2029	105,000	89,804
Vistra Operations Company LLC (Utilities, Independent power & renewable electricity producers) 144A	5.63	2-15-2027	210,000	200,189
Werner FinCo LP (Industrials, Machinery) 144A	8.75	7-15-2025	345,000	291,525
Wesco Distribution Incorporated (Information technology, Electronic equipment, instruments & components) 144A	7.13	6-15-2025	285,000	287,765
Western Midstream Operating LP (Energy, Oil, gas & consumable fuels)	5.30	3-1-2048	185,000	149,388
Total Corporate bonds and notes (Cost $41,660,401)				37,917,214
Loans: 1.49%
Asurion LLC (1 Month LIBOR +5.25%) (Financials, Insurance) ±	9.00	1-31-2028	95,000	66,560
Bausch Health Companies Incorporated (U.S. SOFR 1 Month +5.25%) (Health care, Pharmaceuticals) <±	8.62	2-1-2027	301,188	224,586
Claros Mortgage Trust Incorporated (U.S. SOFR 1 Month +4.50%) (Financials, Mortgage REITs) ‡±	7.87	8-9-2026	153,838	150,953
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) (Communication services, Media) ±	7.91	8-21-2026	94,756	86,561
Dave & Buster's Incorporated (U.S. SOFR 1 Month +5.00%) (Communication services, Entertainment) <±	8.74	6-29-2029	90,000	87,881
Emerald Topco Incorporated (1 Month LIBOR +3.50%) (Information technology, Software) ±	7.25	7-24-2026	115,172	107,362
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) (Energy, Oil, gas & consumable fuels) ±	8.17	9-29-2028	145,987	144,490
Hubbard Radio LLC (3 Month LIBOR +4.25%) (Communication services, Media) <±	8.01	3-28-2025	146,853	119,686
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.25%) (Communication services, Diversified telecommunication services) ±	8.04	2-1-2029	251,783	242,185
LSF9 Atlantis Holdings LLC (U.S. SOFR 1 Month +7.25%) (Consumer discretionary, Multiline retail) ±	10.80	3-31-2029	65,000	62,766
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month +4.50%) (Energy, Oil, gas & consumable fuels) ±	8.07	9-19-2029	90,000	89,325
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) (Industrials, Airlines) ±	8.78	6-21-2027	280,250	285,737
Polaris Newco LLC (1 Month LIBOR +4.00%) (Industrials, Commercial services & supplies) ±	7.67	6-2-2028	192,291	175,252
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  33

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Loans (continued)
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) (Financials, Diversified financial services) ‡±	7.92%	4-30-2024	$91,263	$ 78,258
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) (Financials, Diversified financial services) ‡±	12.41	4-30-2025	148,199	129,674
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) (Financials, Diversified financial services) ±	7.25	5-30-2025	208,302	191,834
SkyMiles IP Limited (3 Month LIBOR +3.75%) (Industrials, Airlines) ±	7.99	10-20-2027	135,000	136,098
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) (Health care, Health care equipment & supplies) ±	7.07	8-31-2026	67,522	64,362
The Geo Group Incorporated (U.S. SOFR 1 Month +7.13%) (Industrials, Commercial services & supplies) ±	10.85	3-23-2027	278,870	274,489
Vertical US Newco Incorporated (6 Month LIBOR +3.50%) (Industrials, Machinery) ±	6.87	7-30-2027	46,824	44,395
Werner FinCo LP (3 Month LIBOR +4.00%) (Industrials, Machinery) ±	7.67	7-24-2024	206,202	186,268
Total Loans (Cost $3,151,958)				2,948,722

	Dividend yield	Shares
Preferred stocks: 0.30%
United States: 0.30%
CoBank ACB (3 Month LIBOR +1.18%) (Financials, Banks) 144A±	0.86	750	596,250
Total Preferred stocks (Cost $495,000)			596,250

	Expiration date
Rights: 0.00%
Luxembourg: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights (Communication services, Diversified telecommunication services) ♦†	12-5-2025	636	0
Intelsat Jackson Holdings SA Series B Contingent Value Rights (Communication services, Diversified telecommunication services) ♦†	12-5-2025	636	0
Total Rights (Cost $0)			0

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 2.21%
Canada: 0.91%
Air Canada Pass-Through Trust Series 2020-1 Class C (Industrials, Airlines) 144A	10.50	7-15-2026	$405,000	409,777
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	4.88	6-1-2028	150,000	91,875
The accompanying notes are an integral part of these financial statements.

34  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Canada: 0.91% (continued)
Bausch Health Companies Incorporated (Health care, Pharmaceuticals) 144A	5.25%	1-30-2030	$280,000	$ 108,500
Baytex Energy Corporation (Energy, Oil, gas & consumable fuels) 144A	8.75	4-1-2027	225,000	230,063
Bombardier Incorporated (Industrials, Aerospace & defense) 144A	7.88	4-15-2027	280,000	265,924
New Red Finance Incorporated (Financials, Diversified financial services) 144A	5.75	4-15-2025	130,000	129,513
NorthRiver Midstream Finance LP (Energy, Oil, gas & consumable fuels) 144A	5.63	2-15-2026	295,000	279,265
Videotron Limited (Communication services, Media) 144A	5.13	4-15-2027	300,000	283,125
				1,798,042
France: 0.08%
Constellium SE (Materials, Metals & mining) 144A	5.88	2-15-2026	165,000	153,608
India: 0.23%
Fly Leasing Limited (Industrials, Trading companies & distributors) 144A	7.00	10-15-2024	585,000	461,644
Ireland: 0.18%
Ardagh Packaging Finance plc (Materials, Containers & packaging) 144A	6.00	6-15-2027	225,000	215,903
Castlelake Aviation Finance (Financials, Diversified financial services) 144A	5.00	4-15-2027	170,000	143,096
				358,999
Luxembourg: 0.00%
Intelsat Jackson Holdings SA (Communication services, Diversified telecommunication services) ♦†	5.50	8-1-2023	650,000	0
Malta: 0.09%
VistaJet Malta Finance PLC (Industrials, Airlines) 144A	6.38	2-1-2030	210,000	174,373
Monaco: 0.09%
Navios Maritime Holdings Incorporated (Industrials, Transportation infrastructure) ♦‡	9.75	4-15-2024	244,225	185,068
Netherlands: 0.45%
Sensata Technologies BV (Industrials, Electrical equipment) 144A	4.00	4-15-2029	200,000	168,440
Sensata Technologies BV (Industrials, Electrical equipment) 144A	5.00	10-1-2025	97,000	93,983
Sensata Technologies BV (Industrials, Electrical equipment) 144A	5.63	11-1-2024	100,000	99,218
Sensata Technologies BV (Industrials, Electrical equipment) 144A	5.88	9-1-2030	170,000	161,500
Teva Pharmaceutical Finance Netherlands III BV (Health care, Pharmaceuticals)	4.75	5-9-2027	45,000	39,713
Teva Pharmaceutical Finance Netherlands III BV (Health care, Pharmaceuticals)	6.00	4-15-2024	210,000	207,683
Teva Pharmaceutical Finance Netherlands III BV (Health care, Pharmaceuticals)	6.75	3-1-2028	115,000	108,388
				878,925
Spain: 0.12%
Grifols Escrow Issuer SA (Health care, Biotechnology) 144A	4.75	10-15-2028	305,000	238,281
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  35

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
United Kingdom: 0.06%
Connect U.S. Finco LLC (Communication services, Wireless telecommunication services) 144A	6.75%	10-1-2026	$125,000	$ 117,500
Total Yankee corporate bonds and notes (Cost $5,000,399)				4,366,440

		Yield	Shares
Short-term investments: 2.03%
Investment companies: 2.03%
Allspring Government Money Market Fund Select Class ♠∞##		2.94	4,000,944	4,000,944
Total Short-term investments (Cost $4,000,944)				4,000,944
Total investments in securities (Cost $243,148,107)	124.51%			246,013,558
Other assets and liabilities, net	(24.51)			(48,427,033)
Total net assets	100.00%			$197,586,525

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:
ADR	American depositary receipt
GDR	Global depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$8,304,960	$104,750,974	$(109,054,990)	$0	$0	$4,000,944	4,000,944	$55,866
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2022

Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
Dow Jones Industrial Average	Morgan Stanley Company	(5)	$ (177,500)	$ 355.00	11-18-2022	$ (118)
iShares MSCI EAFE ETF	Morgan Stanley Company	(210)	(1,165,500)	55.50	11-4-2022	(87,780)
iShares MSCI EAFE ETF	Morgan Stanley Company	(236)	(1,309,800)	55.50	11-11-2022	(99,474)
iShares MSCI EAFE ETF	Morgan Stanley Company	(392)	(2,352,000)	60.00	11-25-2022	(48,412)
iShares MSCI EAFE ETF	Morgan Stanley Company	(256)	(1,433,600)	56.00	12-16-2022	(121,471)
iShares MSCI EAFE ETF	Morgan Stanley Company	(672)	(3,561,600)	53.00	12-16-2022	(458,640)
iShares MSCI EAFE ETF	Morgan Stanley Company	(232)	(1,252,800)	54.00	12-16-2022	(146,160)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(616)	(2,371,600)	38.50	11-4-2022	0
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(61)	(225,700)	37.00	12-16-2022	(1,617)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(1,682)	(7,064,400)	42.00	12-16-2022	(537)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(667)	(2,267,800)	34.00	12-16-2022	(91,713)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(364)	(1,164,800)	32.00	12-16-2022	(99,554)
iShares MSCI Emerging Markets ETF	Morgan Stanley Company	(274)	(904,200)	33.00	12-16-2022	(54,800)
Nasdaq 100 Stock Index	Morgan Stanley Company	(4)	(4,930,000)	12,325.00	11-4-2022	(1,300)
Nasdaq 100 Stock Index	Morgan Stanley Company	(2)	(2,425,000)	12,125.00	11-11-2022	(10,390)
Russell 2000 Index	Morgan Stanley Company	(1)	(169,000)	1,690.00	11-4-2022	(15,895)
Russell 2000 Index	Morgan Stanley Company	(6)	(1,104,000)	1,840.00	11-11-2022	(29,880)
Russell 2000 Index	Morgan Stanley Company	(25)	(4,687,500)	1,875.00	11-11-2022	(82,375)
Russell 2000 Index	Morgan Stanley Company	(38)	(7,714,000)	2,030.00	11-25-2022	(27,170)
Russell 2000 Index	Morgan Stanley Company	(45)	(9,090,000)	2,020.00	12-16-2022	(85,275)
Russell 2000 Index	Morgan Stanley Company	(13)	(2,730,000)	2,100.00	12-30-2022	(16,055)
S&P 500 Index	Morgan Stanley Company	(5)	(2,000,000)	4,000.00	11-4-2022	(5,025)
S&P 500 Index	Morgan Stanley Company	(6)	(2,217,000)	3,695.00	11-4-2022	(110,460)
S&P 500 Index	Morgan Stanley Company	(12)	(4,290,000)	3,575.00	11-11-2022	(368,820)
S&P 500 Index	Morgan Stanley Company	(6)	(2,235,000)	3,725.00	11-11-2022	(104,520)
S&P 500 Index	Morgan Stanley Company	(8)	(3,080,000)	3,850.00	11-18-2022	(83,560)
S&P 500 Index	Morgan Stanley Company	(30)	(11,775,000)	3,925.00	11-18-2022	(202,200)
S&P 500 Index	Morgan Stanley Company	(4)	(1,544,000)	3,860.00	11-25-2022	(43,700)
S&P 500 Index	Morgan Stanley Company	(18)	(7,794,000)	4,330.00	12-16-2022	(20,160)
S&P 500 Index	Morgan Stanley Company	(11)	(4,785,000)	4,350.00	12-30-2022	(16,335)
SPDR Euro STOXX 50 ETF	Morgan Stanley Company	(19)	(56,050)	29.50	11-4-2022	(9,025)
SPDR Euro STOXX 50 ETF	Morgan Stanley Company	(19)	(57,950)	30.50	11-11-2022	(7,220)
						$(2,449,641)
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  37

Statement of assets and liabilities—October 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $239,147,163)	$ 242,012,614
Investments in affiliated securities, at value (cost $4,000,944)	4,000,944
Foreign currency, at value (cost $101,085)	101,087
Receivable for dividends and interest	1,568,661
Receivable for investments sold	234,304
Prepaid expenses and other assets	54,967
Total assets	247,972,577
Liabilities
Secured borrowing payable	47,500,000
Written options at value (premiums received $1,983,401)	2,449,641
Payable for investments purchased	215,028
Advisory fee payable	170,731
Administration fee payable	10,043
Accrued expenses and other liabilities	40,609
Total liabilities	50,386,052
Total net assets	$ 197,586,525
Net assets consist of
Paid-in capital	$ 350,029,067
Total distributable loss	(152,442,542)
Total net assets	$ 197,586,525
Net asset value per share
Based on $197,586,525 divided by 43,256,668 shares issued and outstanding (unlimited number of shares authorized)	$4.57
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Global Dividend Opportunity Fund

Statement of operations—year ended October 31, 2022

Investment income
Dividends (net of foreign withholdings taxes of $359,081)	$ 6,925,364
Interest (net of foreign withholding taxes of $17)	3,151,304
Income from affiliated securities	55,866
Total investment income	10,132,534
Expenses
Advisory fee	2,368,620
Administration fee	139,331
Custody and accounting fees	85,974
Professional fees	92,245
Shareholder report expenses	65,139
Trustees’ fees and expenses	20,819
Transfer agent fees	34,892
Interest expense	845,938
Dividends on securities sold short	598,778
Other fees and expenses	49,126
Total expenses	4,300,862
Net investment income	5,831,672
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(3,499,210)
Foreign currency and foreign currency translations	(78,155)
Forward foreign currency contracts	25,148
Written options	6,630,222
Net realized gains on investments	3,078,005
Net change in unrealized gains (losses) on
Unaffiliated securities	(49,186,711)
Foreign currency and foreign currency translations	(51)
Written options	(67,669)
Net change in unrealized gains (losses) on investments	(49,254,431)
Net realized and unrealized gains (losses) on investments	(46,176,426)
Net decrease in net assets resulting from operations	$(40,344,754)
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  39

Statement of changes in net assets

	Year ended October 31, 2022	Year ended October 31, 2021
Operations
Net investment income	$ 5,831,672	$ 8,967,754
Net realized gains on investments	3,078,005	25,393,202
Net change in unrealized gains (losses) on investments	(49,254,431)	39,398,685
Net increase (decrease) in net assets resulting from operations	(40,344,754)	73,759,641
Distributions to shareholders from
Net investment income and net realized gains	(7,579,228)	(11,096,969)
Tax basis return of capital	(15,180,253)	(11,227,392)
Total distributions to shareholders	(22,759,481)	(22,324,361)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	56,803	0
Cost of shares repurchased	0	(1,966,900)
Net increase (decrease) from capital share transactions	56,803	(1,966,900)
Total increase (decrease) in net assets	(63,047,432)	49,468,380
Net assets
Beginning of period	260,633,957	211,165,577
End of period	$197,586,525	$260,633,957
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Global Dividend Opportunity Fund

Statement of cash flows—year ended October 31, 2022

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (40,344,754)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(263,664,517)
Proceeds from the sales of long-term securities	269,745,766
Amortization, net	80,398
Purchases and sales of short-term securities, net	4,304,016
Proceeds from premiums received from written options	15,400,979
Payments to close written options	(8,434,734)
Increase in receivable for investments sold	(33,084)
Decrease in receivable for dividends and interest	35,437
Increase in prepaid expenses and other assets	(22,194)
Decrease in payable for investments purchased	(496,876)
Decrease in trustees’ fees and expenses payable	(405)
Decrease in advisory fee payable	(47,325)
Decrease in administration fee payable	(2,784)
Increase in accrued expenses and other liabilities	2,982
Litigation payments received	16
Net realized losses on investments	3,552,217
Net realized gains from written options	(6,630,222)
Net change in unrealized gains (losses) on investments	49,254,431
Net cash provided by operating activities	22,699,347
Cash flows from financing activities:
Cash distributions paid	(22,702,678)
Net cash used in financing activities	(22,702,678)
Net decrease in cash	(3,331)
Cash (including foreign currency):
Beginning of period	104,418
End of period	$ 101,087
Supplemental cash disclosure
Cash paid for interest	$ 844,643
Supplemental non-cash financing disclosure
Reinvestment of dividends	$ 56,803
The accompanying notes are an integral part of these financial statements.

Allspring Global Dividend Opportunity Fund  |  41

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$6.03	$4.84	$5.87	$5.61	$6.68
Net investment income	0.13	0.20 [1]	0.16	0.17	0.23
Net realized and unrealized gains (losses) on investments	(1.06)	1.51	(0.63)	0.68	(0.66)
Total from investment operations	(0.93)	1.71	(0.47)	0.85	(0.43)
Distributions to shareholders from
Net investment income	(0.18)	(0.26)	(0.18)	(0.20)	(0.22)
Tax basis return of capital	(0.35)	(0.26)	(0.39)	(0.40)	(0.43)
Total distributions to shareholders	(0.53)	(0.52)	(0.57)	(0.60)	(0.65)
Anti-dilutive effect of shares repurchased	0.00	0.00 [2]	0.01	0.01	0.01
Net asset value, end of period	$4.57	$6.03	$4.84	$5.87	$5.61
Market value, end of period	$4.63	$5.81	$4.09	$5.55	$4.94
Total return based on market value[3]	(11.43)%	56.27%	(16.35)%	25.71%	(11.55)%
Ratios to average net assets (annualized)
Expenses[4]	1.86%	1.37%	1.60%	1.89%	1.84%
Net investment income[4]	2.52%	3.57%	3.17%	2.96%	3.70%
Supplemental data
Portfolio turnover rate	97%	105%	108%	109%	45%
Net assets, end of period (000s omitted)	$197,587	$260,634	$211,166	$257,990	$253,389
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500
Asset coverage per $1,000 of borrowing, end of period	$5,160	$6,487	$5,446	$6,431	$6,335

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[4]	Ratios include dividends on securities sold short and interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2022	0.63%
Year ended October 31, 2021	0.15%
Year ended October 31, 2020	0.38%
Year ended October 31, 2019	0.57%
Year ended October 31, 2018	0.45%
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Global Dividend Opportunity Fund

Notes to financial statements
1. ORGANIZATION
Allspring Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2022, such fair value pricing was not used in pricing foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.

Allspring Global Dividend Opportunity Fund  |  43

Notes to financial statements
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

44  |  Allspring Global Dividend Opportunity Fund

Notes to financial statements
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2022, the aggregate cost of all investments for federal income tax purposes was $242,463,428 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 28,040,609
Gross unrealized losses	(26,940,120)
Net unrealized gains	$ 1,100,489
As of October 31, 2022, the Fund had capital loss carryforwards which consisted of $142,650,694 in short-term capital losses and $10,876,941 in long-term capital losses.

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Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

46  |  Allspring Global Dividend Opportunity Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 1,145,268	$ 0	$ 0	$ 1,145,268
Brazil	5,923,269	0	0	5,923,269
Canada	1,851,581	0	0	1,851,581
China	4,547,230	0	0	4,547,230
Finland	2,625,657	0	0	2,625,657
France	14,889,873	0	0	14,889,873
Germany	5,013,798	0	0	5,013,798
Hong Kong	1,775,906	0	0	1,775,906
Indonesia	2,296,479	0	0	2,296,479
Ireland	6,071,529	0	0	6,071,529
Japan	7,425,558	0	0	7,425,558
Luxembourg	0	0	124,361	124,361
Netherlands	5,107,682	0	0	5,107,682
Singapore	2,546,397	0	0	2,546,397
South Korea	5,844,378	0	0	5,844,378
Switzerland	2,437,511	0	0	2,437,511
Taiwan	1,234,939	0	0	1,234,939
United Kingdom	15,785,648	0	0	15,785,648
United States	109,536,924	0	0	109,536,924
Corporate bonds and notes	0	37,917,214	0	37,917,214
Loans	0	2,589,837	358,885	2,948,722
Preferred stocks
United States	0	596,250	0	596,250
Rights
Luxembourg	0	0	0	0
Yankee corporate bonds and notes	0	4,181,372	185,068	4,366,440
Short-term investments
Investment companies	4,000,944	0	0	4,000,944
Total assets	$200,060,571	$45,284,673	$668,314	$246,013,558
Liabilities
Written options	$ 2,449,104	$ 537	$ 0	$ 2,449,641
Total liabilities	$ 2,449,104	$ 537	$ 0	$ 2,449,641
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended October 31, 2022, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring

Allspring Global Dividend Opportunity Fund  |  47

Notes to financial statements
Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $3,955,216, $2,601,938 and $(388,450) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended October 31, 2022.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the years ended October 31, 2022 and October 31, 2021, the Fund issued 13,179 and 0 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended ended October 31, 2022, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended October 31, 2021, the Fund purchased 407,291 of its shares on the open market at a total cost of $1,966,900.
6. BORROWINGS
The Fund has borrowed $47,500,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $47,500,000. The Fund is charged interest at the 1 Month London Interbank Offered Rate (LIBOR) plus a spread and a commitment fee base on the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the interest rate will transition to a spread over the secured overnight financing rate (SOFR) rather than a spread over LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2022 approximates its fair value. If measured at fair value, the borrowings would be categorized as Level 2 under the fair value hierarchy.
During the year ended October 31, 2022, the Fund had average borrowings outstanding of $47,500,000 at an average interest rate of 1.78% and recorded interest in the amount of $845,938, which represents 0.37% of its average daily net assets.
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2022 were $263,653,268 and $268,229,558, respectively.
As of October 31, 2022, the Fund had unfunded loan commitments of $213,359.
8. DERIVATIVE TRANSACTIONS
During the year ended October 31, 2022, the Fund entered into forward foreign currency contracts for economic hedging purposes and entered into written options for income generation and hedging purposes.

48  |  Allspring Global Dividend Opportunity Fund

Notes to financial statements
The volume of the Fund's derivative activity during the year ended October 31, 2022 was as follows:
Options
Average number of contracts written	10,675
Forward foreign currency contracts
Average contract amounts to buy	$ 0
Average contract amounts to sell	10,250
A summary of the location of derivative instruments on the Statement of Operations by primary risk exposure is outlined in the following tables.
	Net realized gains on derivatives
	Forward foreign currency contracts	Written options	Total
Equity risk	$ 0	$ 6,630,222	$ 6,630,222
Foreign currency risk	25,148	0	25,148
	$25,148	$6,630,222	$6,655,370

Net change in unrealized gains (losses) on derivatives
Written options
Equity risk	$(67,669)
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Company	$2,449,641	$0	$(2,449,641)	$0
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

Allspring Global Dividend Opportunity Fund  |  49

Notes to financial statements
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:
	Year ended October 31
	2022	2021
Ordinary income	$ 7,579,228	$11,096,969
Tax basis return of capital	15,180,253	11,227,392
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$1,085,267	$(153,527,635)
10. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
12. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, on November 16, 2022, the Fund declared a distribution of $0.12017 per share payable on January 3, 2023 to common shareholders of record on December 13, 2022. This distribution is not reflected in the accompanying financial statements.

50  |  Allspring Global Dividend Opportunity Fund

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Global Dividend Opportunity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Global Dividend Opportunity Fund (the Fund), including the portfolio of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2022

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Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 31% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2022.
Pursuant to Section 854 of the Internal Revenue Code, $7,263,023 of income dividends paid during the fiscal year ended October 31, 2022 has been designated as qualified dividend income (QDI).
For the fiscal year ended October 31, 2022, $1,739,433 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

52  |  Allspring Global Dividend Opportunity Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

54  |  Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

56  |  Allspring Global Dividend Opportunity Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-12122022-r0yu8jvh 12-22
AGDO/AR142 10-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Allspring Global Dividend Opportunity Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Global Dividend Opportunity Fund has determined that that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
Audit fees	$57,810	$48,970
Audit-related fees	—	—
Tax fees (1)	6,105	5,850
All other fees	—	—

	$63,915	$54,820

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Global Dividend Opportunity Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Global Dividend Opportunity Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Global Dividend Opportunity Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Global Dividend Opportunity Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth
Jane A. Freeman
Isaiah Harris, Jr.
David F. Larcker
Olivia S. Mitchell
Timothy J. Penny
James G. Polisson Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE

March 2022

The Allspring Global Dividend Opportunity Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

Allspring’s Operations Department (“Proxy Administrator”) administers the proxy voting process. The Proxy Administrator, reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, significant transactions such as mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance ~~-~~Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests and significant transactions such as mergers and acquisitions.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

a.	The Allspring Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain material environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the Allspring Chief Investment Officer(s).

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Vendor Oversight

The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•

Proxy statements received for client securities (which will be satisfied by relying on ISS); Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-800-259-3305 or e-mail: allspring.clientadministration@asllspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Justin Carr, CFA

Justin Carr is a portfolio manager for the Systematic Edge Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Justin served as an analyst for Evergreen Investments. He began his investment industry career in 2000.

Justin earned a bachelor’s degree in business administration from the University of Vermont and a master’s degree in financial mathematics from Worcester Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation

Harindra de Silva, CFA, Ph.D., CFA

Harindra (Harin) de Silva is portfolio manager and co-head of Systematic Research for the Systematic Edge team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Harin was a principal at Analysis Group, Inc., where he was responsible for providing economic research services to institutional investors, including investment managers, large pension funds, and endowments. He focuses on the ongoing research effort for equity and factor-based asset allocation strategies. Harin earned a bachelor’s degree in mechanical engineering from the University of Manchester Institute of Science and Technology, a master’s degree in business administration with an emphasis in finance, a master’s degree in econometrics from the University of Rochester, and a Ph.D. in finance from the University of California, Irvine. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Vince Fioramonti, CFA

Vince Fioramonti is a portfolio manager for the Systematic Edge Equity team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, Vince served as a partner at Alpha Equity Management, LLC, where he managed the firm’s international equity strategies and was responsible for its technology infrastructure. Before that, he worked with ING and its predecessor Aetna organizations as the lead portfolio manager for the Aetna International Fund. Vince began his investment industry career in 1988 with Travelers Investment Management. He earned a bachelor’s degree in finance from the University of Dayton and a master’s degree in business administration from the University of Rochester. Vince earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Chris Lee, CFA

Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Megan Miller, CFA

Megan Miller is the head of Systematic Options for the Systematic Edge Options team at Allspring Global Investments. She is responsible for portfolio and risk management for numerous derivatives-based investment strategies and oversees portfolio management for all of the firm’s options-based strategies. Megan also leads the team’s option strategy research, focusing on topics such as volatility forecasting and expected return models, and engages with product teams and institutional clients in the design of nonlinear investment solutions. She joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Megan began her investment industry career in 2005. She earned a bachelor’s degree in applied mathematics from the University of California, Los Angeles, and a master’s degree in business administration with an emphasis in finance from the University of California, Berkeley. Megan has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael J. Schueller, CFA

Michael (Mike) Schueller is a portfolio manager and research analyst for the Multi-Sector Fixed Income—Plus and High Yield team. Previously, Mike was a senior investment research analyst. Prior to that, he was with Strong Capital Management in a similar position. He rejoined Strong after leaving to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Mike first joined Strong as associate counsel in the legal department. Prior to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. Mike has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2022.

Justin P. Carr

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	6	25
Total assets of above accounts (millions)	$1,513.75	$463.32	$601.30

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1
Total assets of above accounts (millions)	$0	$0	$70.80

Harindra de Silva

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	16	16	15
Total assets of above accounts (millions)	$3,928.61	$813.60	$2,955.40

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	1
Total assets of above accounts (millions)	$0	$34.81	$18.16

Vince Fioramonti

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	1	14
Total assets of above accounts (millions)	$908.40	$59.76	$146.49

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Megan Miller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	2	4
Total assets of above accounts (millions)	$428.01	$123.09	$61.19

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	15	4	24
Total assets of above accounts (millions)	$8,281.96	$119.76	$240.47

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Investments’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments Compensation.

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives (Allspring Investments utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2022:

Justin P. Carr	none
Harindra de Silva	none
Vince Fioramonti	$50,000 and $100,000
Chris Lee	$50,001 and $100,000
Megan Miller	none
Michael J. Schueller	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2021 to 11/30/2021	0	0	0	4,179,291
12/1/2021 to 12/31/2021	0	0	0	4,179,291
1/1/2022 to 1/31/2022	0	0	0	4,324,349
2/1/2022 to 2/28/2022	0	0	0	4,324,349
3/1/2022 to 3/31/2022	0	0	0	4,324,349
4/1/2022 to 4/30/2022	0	0	0	4,324,349
5/1/2022 to 5/31/2022	0	0	0	4,324,349
6/1/2022 to 6/30/2022	0	0	0	4,324,349
7/1/2022 to 7/31/2022	0	0	0	4,324,349
8/1/2022 to 8/31/2022	0	0	0	4,324,349
9/1/2022 to 9/30/2022	0	0	0	4,324,349
10/1/2022 to 10/31/2022	0	0	0	4,324,349
Total	0	0	0	4,324,349

On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Global Dividend Opportunity Fund

By:
/s/ Andrew Owen
Andrew Owen
President

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Global Dividend Opportunity Fund

By:
/s/ Andrew Owen
Andrew Owen
President

Date: December 22, 2022

By:
/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: December 22, 2022